Taxation	6 Months Ended
Jun. 30, 2022
Taxation [Abstract]
Taxation
8. Taxation
The tax charge for the Group is calculated in accordance with IAS 34, by applying management's best estimate of the effective tax rate (excluding discrete items) expected to apply to total annual earnings to the profit for the six month period ended 30 June 2022. This is then adjusted for certain discrete items which occurred in the interim period.
The tax rate on profit before tax was 28.1% (2021: 27.2%).
The tax charge may be affected by the impact of acquisitions, disposals and other corporate restructurings, the resolution of open tax issues, and the ability to use brought forward tax losses. Changes in local or international tax rules, for example, increasing tax rates as a consequence of the financial support programmes implemented by governments during the COVID-19 pandemic, the OECD/G20 Inclusive Framework on Base Erosion and Profit Shifting, and changes arising from the application of existing rules, or challenges by tax or competition authorities, may expose the Group to additional tax liabilities or impact the carrying value of deferred tax assets, which could affect the future tax charge.
Liabilities relating to open and judgemental matters are based upon an assessment of whether the tax authorities will accept the position taken, after taking into account external advice where appropriate. Where the final tax outcome of these matters is different from the amounts which were initially recorded, such differences will impact the current and deferred income tax assets and liabilities in the period in which such determination is made. The Group does not currently consider that judgements made in assessing tax liabilities have a significant risk of resulting in any material additional charges or credits in respect of these matters, within the next financial year, beyond the amounts already provided.